                                                                   Exhibit 10.2



NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY JURISDICTION, AND MUST BE HELD INDEFINITELY UNLESS THEY ARE TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS, OR AFTER RECEIPT OF AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO GLIATECH INC., TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED AND THE TRANSFER DOES NOT VIOLATE ANY APPLICABLE SECURITIES LAW.

              VOID AFTER FIVE YEARS AFTER THE DATE OF THIS WARRANT

                       WARRANT TO PURCHASE COMMON STOCK OF

                                  GLIATECH INC.

 REGISTERED STOCKHOLDER OF WARRANT: PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.

                  NO. OF SHARES FOR WHICH EXERCISABLE: 300,000

         Gliatech Inc., a Delaware corporation (the "Company"), in connection with the Revenue Interests Assignment Agreement (the "Assignment Agreement"), dated as of April 26, 2001, by and between the Company and the Registered Stockholder, for value received hereby certifies that the Registered Stockholder named above or registered permitted assigns has the right at any time after the date hereof and prior to the close of business on the five (5) year anniversary of the date of this Warrant, at which date this Warrant expires, to purchase an aggregate of 300,000 fully paid and non-assessable shares of common stock, $0.01 par value per share, of the Company (hereinafter referred to as "Common Stock") at the price set forth herein, all as provided herein and upon compliance with and subject to the conditions set forth herein.

                                   ARTICLE I

                                    TRANSFER

         Section 1.01 TRANSFER BOOKS. The Company shall maintain books for the transfer and registration of this Warrant.

         Section 1.02 TRANSFER. The Company, from time to time, shall register the transfer of this Warrant in the books to be maintained by the Company for that purpose upon surrender at the principal office of the Company of this Warrant properly endorsed or accompanied by appropriate instruments of transfer and written instructions for



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

transfer. Upon any such transfer, a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company. The Company may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer. Notwithstanding anything contained herein to the contrary, no transfer of this Warrant is permitted without the prior written consent of the Company.

         Section 1.03 TRANSFER RESTRICTIONS. This Warrant, and, except as set forth in Article V hereof, the Common Stock underlying this Warrant, will not be registered under the Securities Act of 1933 (the "1933 Act"), or any securities act of any state or other jurisdiction, in reliance on registration exemptions under such statutes for private offerings. This Warrant or any of the underlying shares of Common Stock may not be sold or otherwise transferred except in accordance with the 1933 Act and all other applicable securities laws, and prior to any transfer (other than pursuant to an effective registration statement under the 1933 Act and otherwise in compliance with applicable law) the holder shall, upon the request of the Company, furnish to the Company a written opinion of counsel, in form and substance satisfactory to the Company, to the effect that registration under the 1933 Act is not required and that all requisite action has been taken under all applicable securities laws in connection with the proposed transfer.

                                   ARTICLE II

                   NUMBER OF SHARES; WARRANT PRICE; DURATION;
                             AND EXERCISE OF WARRANT

         Section 2.01 NUMBER OF SHARES; WARRANT PRICE; DURATION; COMPANY OPTION.

         (a) This Warrant entitles the Registered Stockholder, subject to the provisions hereof, to purchase from the Company at any time after the date hereof and before the close of business on the fifth (5th) anniversary of the date of this Warrant, an aggregate of 300,000 shares of Common Stock at an exercise price per share to be calculated based on the average closing price of the Common Stock on the NASDAQ National Market System, as reported in The Wall Street Journal, for the twenty (20) consecutive trading days immediately following the execution of the letter of intent, dated March 14, 2001, between the Company and Paul Capital Partners, which has been subsequently amended, subject to adjustment as provided in Article III hereof, payable in full at the time of purchase. The "average closing price" shall equal a fraction the numerator of which is the sum of such closing prices and the denominator of which is twenty (20). The term "Warrant Price" as used herein refers to the foregoing price per share in effect at any time.

         (b) The Company may require the Registered Stockholder to exercise its warrants if the average closing price of the Common Stock on the NASDAQ National Market System, as reported in The Wall Street Journal, for any twenty (20) consecutive trading day period averages not less than 400% of the Warrant Price by providing notice (the "Option Notice") thereof to the Registered Stockholder, and the Registered Stockholder would be required to exercise its warrants within twenty (20) business days following the




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

receipt of the Option Notice; provided, however, that the number of warrants that the Company could require the Registered Stockholder to exercise would not be more than 5% of the sum of the aggregate trading volume of the Common Stock of the Company for the twenty (20) trading days immediately prior to the Registered Stockholder's receipt of the Option Notice from the Company; and provided, further, that the Company would not be permitted to make subsequent requirements for the Registered Stockholder to exercise additional warrants within forty (40) days of a prior Option Notice. Such Option Notice shall contain a certification of an officer of the Company on behalf of the Company that as of the date thereof, to the knowledge of the Company, no event or circumstance exists which could reasonably be expected to result in a Disadvantageous Condition (as defined in Section 5.01(b)). In the event the Company exercises its option under this Section 2.01(b), the Company shall have the right to cause the Registered Stockholder to exercise such warrants in accordance with Section 2.02(h).

         Section 2.02 EXERCISE.

         (a) This Warrant may be exercised, in whole or in part, by surrendering this Warrant, at the principal office of the Company, with the election to exercise notice form (the "Election to Exercise Notice") attached hereto as Exhibit A duly executed, and by paying in full the Warrant Price for each share of Common Stock as to which this Warrant is exercised and any applicable taxes, other than taxes that the Company is required to pay hereunder. Such payment may be (i) in cash or by bank check or (ii) as provided in either Section 2.02(g) or
Section 2.02(h).

         (b) As soon as practicable after the exercise of this Warrant, the Company shall cause to be issued to or upon the order of the holder of this Warrant a certificate or certificates for the number of full shares of Common Stock to which it is entitled, registered in such name or names as may be directed by it.

         (c) Notwithstanding anything contained herein to the contrary, the Company shall not be required to issue any fraction of a share in connection with the exercise of this Warrant, but in any case where the holder hereof would, except for the provisions of this Section 2.02, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise hereof, the Company shall, upon the exercise of this Warrant and receipt of the Warrant Price, issue a certificate for the largest number of full shares of Common Stock then called for hereby and pay a sum in cash equal to the market value of such fraction of a share (based upon the most recent closing market price of the Common Stock on the NASDAQ National Market System). The Registered Stockholder by its acceptance of this Warrant expressly waives its right to receive any fraction of a share.

         (d) All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes in respect of the issue thereof.

         (e) Each certificate for shares of Common Stock initially issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the 1933 Act, shall bear a legend substantially similar to the following, in addition to any other legends



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

required to be placed on such share certificates pursuant to any other agreements by which the Company is bound:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "1933 Act"), or the securities laws of any state. They may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of except pursuant to an effective registration statement relating to such transaction under the 1933 Act and all other applicable securities laws or pursuant to an exemption from the registration provisions of the 1933 Act and other applicable securities laws."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the 1933 Act of the securities represented thereby) shall also bear a legend substantially similar to the foregoing, unless, in the opinion of counsel reasonably satisfactory to the Company, the securities represented thereby need no longer be subject to the restrictions on transferability. The provisions of this
Section 2.02(e) shall be binding upon all subsequent holders of this Warrant.

         (f) Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the purchase price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         (g) In addition and subject to the procedures set forth above, if Regulation T of the Securities Exchange Act of 1934, or such future laws or regulations with respect to the same subject matter ("Regulation T") is applicable to the exercise of this Warrant and so permits, the person entitled to exercise this Warrant may direct the Company in the Election to Exercise Notice to deliver all or any part of the number of shares or other securities to which it is entitled upon exercise of this Warrant directly to a broker specified in such election notice. In such event, the Company shall accept payment of the Warrant Price (and the related tax amounts) in cash or by check from such broker on behalf of the person entitled to exercise this Warrant and shall take all action necessary to effect the prompt delivery of such shares or other securities to such broker in accordance with the provisions of Regulation T and in accordance with such additional rules and regulations as may be specified by such broker.

         (h) Notwithstanding the foregoing, upon the exercise of this Warrant and in lieu of payment of cash, the person entitled to exercise this Warrant may exercise this Warrant, in whole or in part, by surrendering to the Company this Warrant in exchange for which such person will receive the number of shares of Common Stock equal to the product of (x) the number of shares as to which this Warrant is being exercised, multiplied by (y) a fraction, the numerator of which is the fair market value of the




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

Common Stock on the date of exercise (as determined pursuant to Section 2.02(c)) less the Warrant Price for such shares and the denominator of which is the fair market value of the Common Stock (as so determined).

                                  ARTICLE III

                ADJUSTMENT OF SHARES OF COMMON STOCK PURCHASABLE
                                AND WARRANT PRICE

         Section 3.01 ADJUSTMENT OF WARRANT PRICE. The Warrant Price specified in Section 2.01 hereof shall be subject to adjustment from time to time as follows:

         (a) In case the Company shall (i) pay a dividend on Common Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Warrant Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Warrant Price will bear the same relation to the Warrant Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to any such event shall bear to the total number of shares of Common Stock outstanding immediately after any such event. An adjustment made pursuant to this Section 3.01(a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

         (b) Subject to Section 3.09 hereof, in case the Company shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current Warrant Price at the record date mentioned below, the Warrant Price shall be adjusted so that the same shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such current Warrant Price, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

         (c) In case the Company shall distribute to all holders of its Common Stock shares of its capital stock (other than Common Stock), evidences of its indebtedness or assets (excluding ordinary cash dividends) or rights or warrants to subscribe or purchase such shares, evidences of indebtedness or assets (excluding those referred to in Section 3.01(b) above), then in each such case the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the Warrant Price on the record date mentioned below, less the fair market value (as determined by the Board of Directors of the Company) of the



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

capital stock, assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current Warrant Price. Such adjustment shall be made whenever any such distribution is made, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

         (d) Subject to Section 3.09 hereof, in case the Company shall issue or sell any Additional Shares of Common Stock (as defined below in this Section 3.01(d)), Convertible Securities (as defined below in this Section 3.01(d)), warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or Convertible Securities, whether or not the right to exercise, exchange or convert thereunder is immediately exercisable, and the consideration per share for which Additional Shares of Common Stock are issued or may at any time thereafter be issuable pursuant to such warrants or other rights or pursuant to the terms of such Convertible Securities is less than the current Warrant Price at the time of the issuance or sale, the Warrant Price shall be adjusted so that the same shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior thereto plus the quotient obtained by dividing the aggregate minimum amount of consideration received or receivable for such Additional Shares of Common Stock by the then current Warrant Price and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior thereto plus the number of Additional Shares of Common Stock issued or issuable.

         For the purposes of this Section 3.01(d), the date on which the current Warrant Price shall be computed shall be the earliest of the date on which the Company shall actually issue, or the date the Company shall enter into a firm contract for the issuance of, such Additional Shares of Common Stock, Convertible Securities or warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or Convertible Securities. No adjustment of the Warrant Price shall be made pursuant to this Section 3.01(d) upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other rights therefor if any such adjustment shall previously have been made upon the issuance of any such warrants or rights.

         The term "Convertible Securities" as used herein shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event, other than Excluded Securities (as defined below). The term "Additional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued by the Company after the date of the Assignment Agreement other than Excluded Securities. The term "Excluded Securities" shall mean (i) options and warrants outstanding on the date of the Assignment Agreement, (ii) options which may be issued by the Company after the date of the Assignment Agreement in connection with any option plan of the Company, (iii) options or warrants or Common Stock which may be issued in connection with any merger of




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another Company and the Company and (iv) Common Stock issued by the Company upon exercise of any of the foregoing options and/or warrants and this Warrant.

         (e) If at any time after any adjustment shall have been made pursuant to Section 3.01(d) hereof:

                  (1) any of such warrants or rights or the right of conversion or exchange in such Convertible Securities shall expire unexercised; and/or

                  (2) the consideration per share for which Additional Shares of Common Stock or Convertible Securities are issuable pursuant to such warrants or rights or the terms of such Convertible Securities shall increase solely by virtue of provisions contained therein for an automatic increase in such consideration upon the arrival of a specified date or the happening of a specified event, the Warrant Price shall immediately be readjusted pursuant to the terms of
Section 3.01(d) hereof.

         (f) No adjustment of the Warrant Price shall be made if the amount of such adjustment shall be less than $0.01 per share, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than $0.01 per share. In case the Company shall at any time issue Common Stock by way of dividend on any stock of any Company or subdivide or combine the outstanding shares of the Common Stock, said amount of $0.01 per share (as theretofore increased or decreased, if the said amount shall have been adjusted in accordance with the provisions of this subparagraph) shall forthwith be proportionately increased in the case of a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

         (g) Notwithstanding anything contained herein to the contrary, if at any time after an adjustment shall have been made to the Warrant Price pursuant to any event enumerated in Section 3.01(a) through Section 3.01(d) and such event does not actually occur, the Warrant Price shall immediately be readjusted to the Warrant Price in effect immediately prior to such adjustment.

         Section 3.02 ADJUSTMENT OF NUMBER OF SHARES. Subject to Section 3.09 hereof, upon each adjustment of the Warrant Price pursuant to Section 3.01 hereof, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of this Warrant by the Warrant Price in effect prior to such adjustment and dividing the product so obtained by the new Warrant Price.

         Section 3.03 REORGANIZATION. In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, or in case of the consolidation of the Company with or the merger of the Company into any other Company or entity




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

(other than a consolidation or merger in which the Company is the continuing entity) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other entity, this Warrant shall after such capital reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions specified in this Agreement, for the number of shares of stock or other securities or property of the entity resulting from such consolidation or surviving such merger or to which such sale shall be made, or any other entity, as the case may be, which the holders of Common Stock issuable (at the time of such capital reorganization, reclassification, consolidation, merger or sale) upon exercise of this Warrant would have been entitled to receive upon such capital reorganization, reclassification, consolidation, merger or sale if such exercise had taken place. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor entity (if other than the Company) resulting from such consolidation or merger, or the entity purchasing such assets and any other entity the shares of stock or other securities or property of which are receivable thereupon by the holder of this Warrant, shall expressly assume, by written instrument executed, delivered and satisfactory in form to the Company (and the holder of this Warrant), (i) the obligation to deliver to the holders of this Warrant such shares of stock, securities or assets, as, in accordance with the foregoing provisions, such holder may be entitled to purchase and (ii) all other obligations under this Warrant.

         Section 3.04 CERTIFICATE. Subject to Section 3.09 hereof, whenever the Warrant Price is adjusted as herein provided:

         (a) The Company shall compute the adjusted Warrant Price in accordance with Section 3.01 hereof and shall prepare a certificate signed by its President or a Vice President and its principal accounting officer setting forth the adjusted Warrant Price (and the adjusted number of share issuable hereunder) and showing in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which such calculation is based; and

         (b) Such certificate shall be sent to the holder of this Warrant promptly following the event giving rise to such adjustment.

         Section 3.05 NOTICE OF CERTAIN EVENTS. In case at any time after the date of this Agreement:

         (a) the Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

         (b) the Company shall authorize the granting to the holders of its shares of Common Stock rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

         (c) the Company shall authorize any reclassification of the shares of its Common Stock (other than a subsection or combination of its outstanding shares of Common Stock); or any consolidation or merger to which it is a party and for which approval of any shareholders of the Company is required, or the sale or transfer of all or substantially all of its assets; or

         (d) events shall have occurred resulting in the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall send to the holder of this Warrant at least twenty (20) days (or ten (10) days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice or any defect therein shall not affect the validity of the proceeding referred to in clauses (a), (b),
(c) and (d) above.

         Section 3.06 CHANGES TO CERTIFICATES. The form of this Warrant need not be changed because of any change in the Warrant Price pursuant to this Article, and any replacement Warrant issued after such change may state the same Warrant Price and the same number of shares of Common Stock as are stated in this Warrant.

         Section 3.07 NO ENTITLEMENT TO DIVIDENDS. No registered holder of this Warrant shall, upon the exercise thereof, be entitled to any dividends that may have accrued with respect to shares of Common Stock specified in this Warrant prior to the date of the purchase thereof.

         Section 3.08 CERTAIN RULES OF COMPUTATION. For the purposes of any computation under Section 3.01 hereof respecting consideration received, the following rules shall apply:

         (a) in the case of the issuance of shares of Additional Shares of Common Stock or Convertible Securities for cash, the consideration shall be the amount of such cash, excluding the amount of any accrued interest or dividends, provided that in no case shall any deduction be made for any commission, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

         (b) in the case of the issuance of Additional Shares of Common Stock or Convertible Securities for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the current fair market value thereof as of the date of issuance, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

         (c) in the case of the issuance of any rights to acquire Additional Shares of Common Stock, including without limitation, options or warrants, or of any Convertible Securities, the consideration received therefor shall be deemed to be the consideration, if any, received by the Company for the issuance of such rights or Convertible Securities plus the consideration, if any, to be received by the Company upon each exercise, conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in
Section 3.08(a) and Section 3.08(b));

         (d) in the case of Additional Shares of Common Stock or Convertible Securities or any warrants or other rights to subscribe for or purchase Additional Shares of Common Stock or Convertible Securities for property other than cash or in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair market value of such property or portion of the assets and business of the nonsurviving Company, in either case as the Board of Directors in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be; and

         (e) in the case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

         Section 3.09 CHARTER PROVISIONS. Notwithstanding anything contained herein to the contrary, in the event that and for so long as any adjustment in price and/or in the number of shares of Common Stock purchasable upon exercise of the Warrant in accordance with this Article III shall violate or otherwise conflict with any provision included, at the specific request of a certain significant stockholder of the Company, in the certificate of incorporation of the Company, as such may from time to time be amended, or the bylaws of the Company, as such may from time to time be amended, then any such adjustment shall be deemed null and void and shall not be given effect.

                                   ARTICLE IV

       OTHER PROVISIONS RELATING TO RIGHTS OF STOCKHOLDERS OF THIS WARRANT

         Section 4.01 NO RIGHTS AS STOCKHOLDER. This Warrant does not entitle the holder hereof to any of the rights of a stockholder of the Company.

         Section 4.02 LOST WARRANT, ETC. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, upon receipt of a proper affidavit (and surrender of any mutilated Warrant Certificate) and bond of indemnity in form and amount and with corporate surety satisfactory to the Company in each instance protecting the Company, issue a new Warrant of like tenor and date. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

         Section 4.03 AUTHORIZED SHARES.

         (a) The Company shall at all times have authorized the issuance of a number of shares of Common Stock sufficient to permit the exercise in full of this Warrant and shall have available a sufficient number of certificates therefor.

         (b) Upon the issuance of any shares of Common Stock in connection with any exercise of this Warrant, the Company shall secure the listing of such shares of Common Stock upon any securities exchange where shares of Common Stock are then listed.

         (c) If the taking of any action would cause an adjustment in the Warrant Price so that the exercise of this Warrant while such Warrant Price is in effect would cause shares to be issued at a price below their then par value, the Company will take such action as may, in the opinion of its counsel, be necessary in order that it may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

                                   ARTICLE V

                                  REGISTRATION

         Section 5.01 DEMAND REGISTRATION.

         (a) GENERAL. At any time and from time to time following the date of this Agreement, the Registered Stockholder may make a written request, on no more than two occasions (each, a "Demand Registration"), that the Company register under the 1933 Act the resale of Common Stock issued to the Registered Stockholder pursuant to the exercise of this Warrant (the "Registrable Common Shares"; provided, however, that such shares will cease to be Registrable Common Shares when: (i) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with such registration statement, (ii) the full number of such shares shall be eligible to be sold pursuant to Rule 144 (or any successor provision) under the 1933 Act in a three-month period based on a cash exercise by the Registered Stockholder or a cashless exercise by the Registered Stockholder, whichever method is used by the Registered Stockholder or (iii) they shall have ceased to be outstanding); provided, however, that in no event shall the Registered Stockholder request a Demand Registration within 120 days of the effective date of any registration statement filed in accordance with any exercisable demand registration rights existing as of the date hereof. Notwithstanding clause (ii) of the preceding sentence, the Registered Stockholder may request a Demand Registration prior to the expiration of this Warrant if the product of (i) the number of Registrable Common Shares subject to such Demand Registration and (ii) the average closing price per share of the Common Stock for the twenty (20) consecutive trading days immediately prior to such request for Demand Registration equals or exceeds $5.0 million. The Company shall file with the Securities and Exchange Commission (the "Commission") and use commercially reasonable efforts to cause to become effective under the 1933 Act a registration statement with respect to such Registrable Common Shares within (i) 90 days of receipt of such written request for a Demand Registration if the Company is then eligible to register an offering pursuant to Form S-3 under the 1933 Act; (ii) 120 days of receipt of such written request for a Demand Registration if the Company is not then eligible to register an offering pursuant to Form S-3 under the 1933 Act but is then qualified as a reporting company under the Exchange Act; or (iii) 180 days of receipt of such written request for a Demand Registration in any other case, provided, however, that, if the Company determines reasonably and in good faith that a Disadvantageous Condition (as defined below) shall have occurred during such applicable period, then the Company may delay either (i) the filing of the registration statement in the event that the registration statement has not been filed or (ii) the request for acceleration of effectiveness in the event that the registration statement has not yet been declared effective by the Commission, for up to 120 days in its sole discretion. Any such Demand Registration will specify the number of Registrable Common Shares proposed to be sold, but in no event shall such Demand Registration register the resale of less than 50% of the Registrable Common Shares then outstanding. All sales made pursuant to any registration statement required pursuant to Section 5.01(a) shall be made in "broker's transactions" (as defined in Rule 144 of the 1933 Act), and shall be subject to (i) customary exemptions and (ii) customary terms and conditions. All costs and expenses related to such sales shall be borne by the Registered Stockholder.

         Subject to Section 5.01(c) hereof, no other securities of the Company except (i) Registrable Common Shares held by the Registered Stockholder, (ii) equity securities to be offered and sold for the account of the Company and
(iii) any equity securities of the Company held by any person having "piggy-back" registration rights pursuant to any contractual obligation of the Company shall be included in a Demand Registration. The inclusion of any such securities for the account of the Company or any other Person shall be on the same terms as that of the Registrable Common Shares.

         (b) EFFECTIVE REGISTRATION. A registration statement will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the Commission and the Company has complied in all material respects with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such registration statement has become effective, the offering of Registrable Common Shares pursuant to such registration statement is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency or court that prevents, restrains or otherwise limits the sale of Registrable Common Shares pursuant to such registration statement for any reason not attributable to the Registered Stockholder participating in such registration and such restraint is not lifted within 60 days after being imposed, such registration statement will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 5.01 is deemed not to have been effected or (ii) a Demand Registration does not remain effective under the 1933 Act until at least the earlier of (A) an aggregate of 180 days following the effective date thereof or (B) the consummation of the distribution by the Registered Stockholder of all of the Registrable Common Shares covered thereby, then such registration shall not count towards determining if the Company has satisfied its obligation to effect two Demand Registrations pursuant to this Section 5.01, provided, however, that with respect to such registration statement, the Company may suspend, for up to 120 days in its sole discretion, use of such registration statement at any time if the Company determines reasonably and in good faith that a Disadvantageous Condition exists and any such suspension shall toll the 180-day time period referred to in this Section 5.01(b) (provided that the Company shall use reasonable commercial efforts to cause the period during which the registration statement shall remain effective to be extended by the number of days of any such suspension and any such extension shall count toward the 180-day time period referred to in this Section 5.01(b)). In the event of a Disadvantageous Condition, the Company shall provide notice to the Registered Stockholder of the Company's determination that a Disadvantageous Condition exists. The Company shall promptly notify the Registered Stockholder in writing once the Company determines that a Disadvantageous Condition no longer exists. "Disadvantageous Condition" shall mean the existence of a condition such that the preparation and filing of a registration statement, for purposes of Section 5.01(a) and Section 5.03, and the use of an effective registration statement for purposes of this Section 5.01(b), would (i) interfere with or affect the negotiation or completion of any plan or proposal by the Company to engage in any significant transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is undertaken or (ii) require disclosure of information that the Company has a bona fide business purpose for preserving as confidential.

         (c) PRIORITY IN DEMAND REGISTRATION. In a registration pursuant to
Section 5.01 hereof involving an underwritten offering, if the managing underwriter or underwriters of such underwritten offering have informed, in writing, the Company and the Registered Stockholder that in such underwriter's or underwriters' opinion the total number of securities which the Registered Stockholder and any other person entitled to participate in such registration pursuant to Section 5.01 hereof intend to include in such offering is such as to adversely affect the success of such offering, including the price at which such securities can be sold, then the Company will be required to include in such registration only the amount of securities which it is so advised should be included in such registration. In such event, securities shall be registered in such registration in the following order of priority: (i) first, the Registrable Common Shares which have been requested to be included in such registration by the Registered Stockholder and the securities of other persons entitled to exercise "piggy-back" registration rights pursuant to contractual commitments of the Company (pro rata based on the amount of Registrable Common Shares held by the Registered Stockholder and the amount of securities held by such Persons), and (ii) second, provided that no securities sought to be included by the Registered Stockholder or any other Person sought to be included therein have been excluded from such registration, securities to be offered and sold for the account of the Company.

         Section 5.02 INCIDENTAL REGISTRATION.

         (a) GENERAL. If the Company at any time proposes to register any of its securities under the 1933 Act (other than on Form S-8 or Form S-4 or any successor or similar forms), whether or not for sale for its own account, it will each such time promptly (but in no event fewer than twenty (20) days before the anticipated filing or ten (10) days if the Company is subject to filing reports under the Exchange Act and able to use Form S-3 under the 1933 Act) give written notice to the Registered Stockholder of its intention to do so. Upon the written request of the Registered Stockholder made within fifteen (15) days after the receipt of such notice (which request shall specify the Registrable Common Shares intended to be disposed of by the Registered Stockholder and the intended method of distribution thereof), the Company will use reasonable commercial efforts to effect the registration under the 1933 Act of all Registrable Common Shares that the Company has been so requested to register by the Registered Stockholder thereof to the extent requisite to permit the disposition of the Registrable Common Shares so to be registered in accordance with the intended methods of distribution thereof specified in such request; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, be relieved of its obligation to register any Registrable Common Shares in connection with such registration, and (ii) in case of a determination by the Company to delay registration of its equity securities, the Company shall be permitted to delay the registration of such Registrable Common Shares for the same period as the delay in registering such other equity securities.

         (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If the managing underwriter for a registration pursuant to this Section 5.02 that involves an underwritten offering shall advise the Company in writing that, in its opinion, the inclusion in such registration of the securities proposed to be included in such registration by the Company for its own account, plus the number of Registrable Common Shares requested to be included in such registration by the Registered Stockholder, plus the securities requested to be included by any other securityholders would materially adversely effect the ability of the Company with respect to securities to be disposed of for its own account to dispose of their securities in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include (i) first, all the securities which the Company proposes to register for its own account or which are proposed to be registered pursuant to demand registration rights, (ii) second, all the securities that the Company proposes to register for the account of any other stockholder who exercises certain piggy-back registration rights existing as of the date hereof, and (iii) third, to the extent that their inclusion would not have a material adverse effect in the manner described above, the number of Registrable Common Shares and other equity securities and the principal amount of debt securities requested to be included by the Registered Stockholder and other securityholders allocated pro rata among the Registered Stockholder and such other securityholders on the basis of the relative number of Registrable Common Shares and equity securities and the principal amount of such debt securities requested to be included in such registration. Notwithstanding anything contained herein to the contrary, in the event the Company proposes to register its securities under the 1933 Act for the account of any stockholder who exercises certain demand registration rights existing as of the date hereof, then the Company shall include in such registration statement (i) first, all such securities being registered in connection with such demand registration rights existing as of the date hereof,
(ii) second, all the securities the Company proposes to register for its own account, if any, and (iii) third, the Registrable Common Shares.

         Section 5.03 COMPANY REGISTRATION. In the event that the Company requires the Registered Stockholder to exercise its warrants in accordance with
Section 2.01(b) within two (2) years from the date hereof, then the Company shall use reasonable commercial efforts to file and cause to become effective a resale registration statement on Form S-3, or any successor form thereto, to register the resale of the Registrable Common Shares received upon such exercise on or about 90 days from the date of the Option Notice, in accordance with applicable federal securities laws, provided, however, that, if the Company determines reasonably and in good faith that a Disadvantageous Condition shall have occurred during such period, then the Company may delay either (i) the filing of the registration statement in the event that the registration statement has not been filed or (ii) the request for acceleration of effectiveness in the event that the registration statement has not yet been declared effective by the Commission, for up to 120 days in its sole discretion. In the event that the Company requires the Registered Stockholder to exercise its warrants in accordance with Section 2.01(b) more than two (2) years from the date hereof, then the Company shall not be obligated to register the Registrable Common Shares received upon such exercise pursuant to this Section 5.03 if the Registered Stockholder shall have exercised its warrant pursuant to Section 2.02(h).

         Section 5.04 REGISTRATION PROCEDURES. If and whenever the Company is required to use its reasonable commercial efforts to effect or cause the registration of any Registrable Common Shares under the 1933 Act under this Agreement, the Company will:

         (a) prepare and file with the Commission the registration statement with respect to such Registrable Common Shares on the applicable form and use its reasonable commercial efforts to cause such registration statement to become and remain effective; provided that the Company may discontinue any registration of its securities which is being effected pursuant hereto at any time prior to the effective date of the registration statement relating thereto;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period and to comply with the provisions of the 1933 Act with respect to the sale or other disposition of all securities covered by such registration statement during such period;

         (c) furnish without charge to the Registered Stockholder and each underwriter, if any, such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement, in conformity with the requirements of the 1933 Act, and such other documents as the Registered Stockholder and underwriter, if any, may reasonably request in order to facilitate the public sale of the Registrable Common Shares;

         (d) use its reasonable commercial efforts to register or qualify such Registrable Common Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Registered Stockholder and each underwriter, if any, shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Registered Stockholder and each underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Common Shares owned by such seller, provided, however, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign company in any jurisdiction wherein it would not but for the requirements of this clause (d) be obligated to be qualified, to subject itself to taxation in any such jurisdiction, to consent itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

         (e) notify the Registered Stockholder and each underwriter, if any, promptly, and (if requested by any such person) confirm such advice in writing
(1) of the filing of a prospectus or any prospectus supplement or post-effective amendment, and with respect to a registration statement or amendment thereto of the effectiveness thereof, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceeding for that purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Common Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (5) of the happening of any event that makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which that the making of any changes in the registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (f) make reasonable commercial efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment; and

         (g) use its reasonable commercial efforts to cause all Registrable Common Shares covered by the registration statements to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed.

         The Company may require the Registered Stockholder to furnish the Company such information regarding the Registered Stockholder and the distribution of the applicable Registrable Common Shares as the Company may from time to time reasonably request.

         Section 5.05 EXPENSES. The Company shall pay all Registration Expenses (as defined below) in connection with the resale registration of the Registrable Common Shares underlying the Warrant pursuant to this Article V; provided, however, that the Registered Stockholder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to, and fees and expenses of the Registered Stockholder's counsel and accountants in connection with, the sale or disposition of the Registrable Common Shares pursuant to a registration statement effected pursuant to this Article V.

"Registration Expenses" shall mean any and all expenses incident to the registration of the Registrable Common Shares, including without limitation, (i) all Commission and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters, if any, in connection with blue sky qualifications of any Registrable Common Shares), (iii) all printing, messenger and delivery expenses, and (iv) the reasonable fees and disbursements of counsel for the Company and of the Company's independent public accountants.

         Section 5.06 INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the 1933 Act pursuant to this Article V, the Company will indemnify and hold harmless, to the extent permitted by law, the Registered Stockholder and its directors and officers, each other person, if any, who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls the Registered Stockholder or any such underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent) to which the Registered Stockholder, any such director or officer or any such underwriter or controlling person may become subject under the 1933 Act, the Exchange Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the 1933 Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), if used prior to the effective date of such registration statement, or contained in the prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse the Registered Stockholder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable to any the Registered Stockholder or any such director, officer, underwriter or controlling person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary or final prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Registered Stockholder or any director or officer of the Registered Stockholder, underwriter or controlling person of the Registered Stockholder, for use specifically in the preparation thereof; and provided further, that the Company will not be liable to any person who participates as an underwriter in the offering or sale of Registrable Common Shares or any other person, if any, who controls such underwriter within the meaning of the 1933 Act, under the indemnity agreement in this Section 5.06(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling person results from the fact that such underwriter sold Registrable Common Shares to a person to whom there was not sent or given at or prior to the written confirmation of such sale, a copy of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously furnished copies thereof to such underwriter and such final prospectus, as then amended or supplemented, had corrected such misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Registered Stockholder or any director, officer, underwriter or controlling person and shall survive the transfer of such securities by the Registered Stockholder.

         (b) INDEMNIFICATION BY THE REGISTERED STOCKHOLDER. The Company may require, as a condition to including any Registrable Common Shares in any registration statement filed in accordance with this Article V, that the Company shall have received an undertaking reasonably satisfactory to it from the Registered Stockholder and any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.06(a)) the Company and its directors and officers and each person controlling the Company within the meaning of the 1933 Act and all other prospective sellers of securities of the Company and their directors, officers and respective controlling persons with respect to (i) any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact required to be stated or necessary to make the statements not misleading from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such seller or any underwriter specifically for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing and (ii) the sale by the Registered Stockholder of such Registrable Common Shares to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus as then amended or supplemented, whichever is most recent, if the Company had previously furnished copies thereof to the Registered Stockholder and such final prospectus, as amended or supplemented, had corrected any misstatement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or the Registered Stockholder or any of their respective directors, officers or controlling persons and shall survive the transfer of such securities of the Registered Stockholder.

         (c) NOTICES OF CLAIMS, ETC. As soon as possible after the receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5.06, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations under this Section 5.06, except to the extent that the indemnifying party is actually prejudiced by such failure. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 5.06 for any legal fees or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In any such proceeding, an indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has assumed the defense of such proceeding and has failed within a reasonable time to retain counsel reasonably satisfactory to such indemnified party or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interests between them based on the advice of such counsel. In the event that the indemnifying party fails to elect to assume the defense of such claim or action, the Registered Stockholder and its respective officers, directors and controlling persons or the Company and its officers, directors and controlling person, as the case may be, shall have the right to employ one counsel (together with appropriate local counsel) to represent such indemnified parties and, in that event, the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as a term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect of such claim or litigation.

         (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subsections of this Section 5.06 (with appropriate modifications) shall be given by the Company and the Registered Stockholder with respect to any required registration or other qualifications of securities under any state securities or blue sky laws.

         Section 5.07 CONTRIBUTION. If the indemnification provided for in
Section 5.06 hereof is unavailable or insufficient to hold harmless a party indemnified under Section 5.06(a) or 5.06(b) hereof, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in Section 5.06(a) or 5.06(b) hereof in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with statements or omissions or actions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference, among other things, to whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5.07 were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first two sentences of this Section 5.07. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first two sentences of this Section 5.07 shall be deemed to include legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 5.06(c) hereof if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof that is the subject to this Section 5.07. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to in this
Section 5.07 to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 5.07 to contribute any amount in excess of the proceeds received by such indemnifying party from the sale of Registrable Common Shares in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

         Section 5.08 RECAPITALIZATION, EXCHANGES, ETC. AFFECTING COMMON STOCK. The provisions of this Article V shall apply to the full extent set forth herein with respect to the Registrable Common Shares and to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Common Stock, by reason of any stock dividend, stock split, reverse stock split, combination, recapitalization, reclassification, merger or consolidation.

                                   ARTICLE VI

                                 MISCELLANEOUS

         Section 6.01 TAXES AND CHARGES. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of this Warrant or such shares.

         Section 6.02 ASSIGNS. All the covenants and provisions of this Warrant by or for the benefit of the Company or the holder of this Warrant shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 6.03 NOTICES. All notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given, when delivered personally or three days after having been sent by certified mail return receipt requested, postage prepaid, or upon transmission by telex, telecopy, facsimile or similar electronic medium to the parties at the addresses set forth in the Assignment Agreement (or at such other address for a party as shall be specified by like notice).

         Section 6.04 GOVERNING LAW. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of New York.

         Section 6.05 THIRD PARTIES. Nothing in this Warrant expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or company other than the parties hereto and the holders of this Warrant any right, remedy or claim hereunder or by reason of any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Warrant shall be for the sole and exclusive benefit of the parties hereto and their successors and of the holders of this Warrant.

         Section 6.06 WARRANTHOLDER. The Company may deem and treat the person in whose name this Warrant is registered as the absolute owner for all purposes whatever (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company) and the Company shall not be affected by any notice to the contrary.

         Section 6.07 HEADINGS. The Article and Section headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its President and attested by its Secretary.

Dated: April 26, 2001

                                            GLIATECH INC.



                                            By: /s/ STEVEN L. BASTA
                                                --------------------------------
                                                Steven L. Basta, President

                                            Attest:



                                            /s/ RODNEY E. DAUSCH
                                            ------------------------------------
                                            Rodney E. Dausch, Secretary

Acknowledged and agreed:

PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.


By: /s/ WALTER FLAMENBAUM
    ---------------------------------------
     Name:  Walter Flamenbaum, M.D.
     Title:  Partner

                                    EXHIBIT A

                                     WARRANT

                           ELECTION TO EXERCISE NOTICE

                                 Dated _________

         The undersigned hereby irrevocably elects to exercise its right to purchase _______ shares of the Common Stock, $0.01 par value per share, of Gliatech Inc., such right being pursuant to a Warrant dated April __, 2001, as issued to the undersigned by Gliatech Inc., and remits herewith the sum of $______ in payment for same in accordance with the Warrant Price specified in such Warrant.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name
     --------------------------------------------
     (Please typewrite or print in block letters)

Address
         ----------------------------------------

         Signature
                   ------------------------------

Shares Heretofore Purchased
Under Warrant


----------------------------------